Thrivent Mutual Funds

Supplement to Prospectus dated February 28, 2009

with respect to

Thrivent Moderately Aggressive Allocation Fund, Class A Shares

The second paragraph of the “Principal Strategies” section on page 6 of the prospectus is deleted in its entirety and replaced with the following:

The Fund will pursue its asset allocation strategy by investing in a combination of Thrivent mutual funds (the “Underlying Funds”) and other financial instruments (the “direct investments”).

The “Principal Risks” section on pages 6 through 8 of the prospectus is revised to reflect the fact that the Fund not only invests in Underlying Funds but also direct investments. In addition, the second paragraph of the “Underlying Fund Risk” factor is deleted in its entirety and replaced with the following:

As a shareholder of the Fund, you will bear your share of the Fund’s operating expenses as well as the Fund’s share of the Underlying Funds’ operating expenses. Consequently, an investment in the Fund would result in higher aggregate operating costs than investing directly in the Underlying Funds.

Effective June 1, 2009, the “Fees and Expenses” table and its introductory paragraph on page 8 of the prospectus are deleted in their entirety and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Because the Fund invests, in part, in Underlying Funds, there are two layers of fees and expenses associated with an investment in the Fund that you will bear: (1) the fees and expenses directly incurred by the Fund itself, and (2) the fees and expenses associated with the Fund’s investments in the Underlying Funds. The table also reflects a 20% allocation to direct investments, although the actual allocation may vary over time.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value at time of purchase or redemption, whichever is lower)[2]	1.00%
ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees[3]	0.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.22%
Acquired Fund (Underlying Fund) Fees and Expenses	0.50%
Total Annual Fund Operating Expenses	1.22%
Less Expense Reimbursement[4]	0.07%
Net Annual Fund Operating Expenses	1.15%

[1]

The maximum sales charges for the Fund depends upon the amount of your investment. For a complete description of the sales charges, see “Shareholder Information.” In addition, we may redeem shares in any account or charge an annual fee of $12 if the value of shares in the account falls below a certain minimum. See “Accounts with Low Balances.” We also may charge a fee of up to $50 for a redemption by wire. See “Shareholder Information—Redeeming Shares.”

[2]	When you invest $1,000,000 or more, a deferred sales charge of 1% will apply to shares redeemed within one year.

[3]

Management Fees are calculated by multiplying the applicable advisory fee on direct investments (0.55%) by the percentage of assets allocated to direct investments (20%) and adding such amount to the applicable advisory fee on all assets (0.14%), which includes both direct investments and Underlying Funds.

[4]

The Adviser has contractually agreed, through at least May 15, 2011, to waive certain fees and/or reimburse certain expenses associated with the Class A shares of the Thrivent Moderately Aggressive Allocation Fund in order to limit Total Annual Fund Operating Expenses to an annual rate of 1.15% of the average daily net asset of the Class A shares.

In addition, the expense “Example” table on page 9 of the prospectus is deleted in its entirety and replaced with the following:

1 Year	3 Years	5 Years	10 Years

$661	$902	$1,170	$1,934

The date of this Supplement is May 29, 2009

Please include this Supplement with your Prospectus

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